UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 1, 2015

Banner Corporation

(Exact name of registrant as specified in its charter)

Washington	0-26584	91-1691604
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

10 S. First Avenue

Walla Walla, Washington 99362

(Address of principal executive offices and zip code)

(509) 527-3636

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On October 2, 2015, Banner Corporation (“Banner”), announced that it had completed the acquisition of AmericanWest Bank, effective as of 11:59 p.m. October 1, 2015. Pursuant to the terms of the previously announced Agreement and Plan of Merger, dated as of November 5, 2014, by and among Banner, Elements Merger Sub, LLC, a wholly owned subsidiary of Banner (“Merger Sub”), SKBHC Holdings LLC (“Holdings”) and Starbuck Bancshares, Inc. (“Starbuck”) (as amended, the “Merger Agreement”), Starbuck merged with and into Merger Sub (the “Merger”), and immediately following the Merger, Starbuck’s wholly owned subsidiary bank, AmericanWest Bank merged with and into Banner’s wholly owned subsidiary bank, Banner Bank (the “Bank Merger”). The consideration paid by Banner pursuant to the Merger Agreement was 13,230,000 shares of Banner’s common stock and non-voting common stock and $130,000,000 in cash.

Pursuant to the terms of the Merger Agreement, Banner has offered registration rights to members of Holdings for the Banner common stock they are to receive in the Merger, including certain demand registration rights and piggyback registration rights to participate in subsequent registered offerings of Banner’s common stock, on terms substantially similar to those Banner has entered into with each of Friedman Fleischer and Lowe Capital Partners III, L.P. and certain of its affiliates (collectively, “FFL”), Oaktree Principal Fund V (Delaware) and certain of its affiliates, and GS Capital Partners VI Fund, L.P., and certain of its affiliates. The terms of such registration rights are included as Annex B to Exhibit 10.1 to our Current Report on Form 8-K filed November 12, 2014.

The summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which was included as Exhibit 2.1 to our Current Report on Form 8-K filed November 12, 2014, as amended by the Amendment to Agreement and Plan of Merger, dated May 18, 2015, which was included as Exhibit 2.1 to our Current Report on Form 8-K filed May 19, 2015.

Item 3.02. Unregistered Sales of Equity Securities.

As described in Item 2.01 of this Current Report on Form 8-K, which is incorporated into this Item 3.02 by reference, Banner issued 13,230,000 shares of common stock and non-voting common stock as partial consideration for the Merger. The issuance of such shares upon closing of the Merger was a private transaction exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, effective October 1, 2015, the Banner board of directors increased the number of members of the Banner board of directors from 12 to 17, and thereafter appointed Michael J. Gillfillan and Spencer Fleischer to fill two of the resulting vacancies. Mr. Gillfillan will serve on the Banner board of directors’ Corporate Governance / Nominating Committee and Executive Committee.

Two of the three remaining vacancies are being reserved for such persons as may be mutually agreed by the Banner board of directors and the Holdings board of directors pursuant to the terms of the Merger Agreement, and the remaining vacancy is being reserved for a nominee to be appointed pursuant to the terms of the Investor Letter Agreement (the “Oaktree Investor Letter”), dated as of November 5, 2014, between Banner and Oaktree Principal Fund V (Delaware) and certain of its affiliates.

Mr. Gillfillan was appointed to the board pursuant to the terms of the Merger Agreement, and Mr. Fleischer was appointed the board pursuant to the terms of the Investor Letter Agreement (the “FFL Investor Letter”), dated as of November 5, 2014, between Banner and FFL. FFL’s right to designate a board member remains in effect until FFL’s holdings of Banner common stock represent less than five percent of the outstanding shares of Banner common stock and non-voting common stock, excluding the dilutive effect of primary issuances of Banner common stock or non-voting common stock (or securities convertible or exchangeable therefor).

Other than as may be disclosed by (i) Mr. Spenser and FFL in their filings with the SEC on Schedule 13D, (ii) the FFL Investor Letter and (iii) the Merger Agreement, Banner is not aware of any arrangement or understanding between Mr. Spenser or Mr. Gillfillan and any other person pursuant to which Mr. Spenser or Mr. Gillfillan was selected as a director or any direct or indirect material interest by Mr. Spenser or Mr. Gillfillan in any prior, existing or proposed transaction, or series of transactions with Banner, or any of its subsidiaries or management.

The foregoing descriptions of the Oaktree Investor Letter and the FFL Investor Letter do not purport to be complete and are qualified in their entirety by reference to the full text of the respective agreements, attached hereto as Exhibits 10.1 and 10.2 respectively, which are incorporated herein by reference.

Item 8.01 Other Events.

On October 2, 2015, Banner issued a press release announcing the completion of the Merger and the Bank Merger, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Banner will file by amendment to this Current Report on Form 8-K the financial statements required by this Item 9.01(a) not later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(b) Pro Forma Financial Information

Banner will file by amendment to this Current Report on Form 8-K the pro forma financial information required by this Item 9.01(b) not later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(d) Exhibits

The following exhibits are being filed herewith and this list shall constitute the exhibit index:

2.1	Agreement and Plan of Merger, dated as of November 5, 2014, by and between SKBHC Holdings LLC, Starbuck Bancshares, Inc. and Banner Corporation (incorporated by reference to Exhibit 2.1 of our Current Report on Form 8-K filed with the SEC on November 12, 2014).

2.2	Amendment to Agreement and Plan of Merger, dated May 18, 2015 by and between SKBHC Holdings LLC, Starbuck Bancshares, Inc., Banner Corporation and Elements Merger Sub, LLC (incorporated by reference to Exhibit 2.1 of our Current Report on Form 8-K filed with the SEC on May 19, 2015)
10.1	Investor Letter Agreement dated as of November 5, 2014 by and between Banner Corporation, and Oaktree Principal Fund V (Delaware), L.P. and certain of its affiliates (incorporated by reference to Exhibit 10.1 of our Current Report on Form 8-K filed with the SEC on November 12, 2014).
10.2	Investor Letter Agreement dated as of November 5, 2014 by and between Banner Corporation, and Friedman Fleischer and Lowe Capital Partners III, L.P. and certain of its affiliates (incorporated by reference to Exhibit 10.2 of our Current Report on Form 8-K filed with the SEC on November 12, 2014).
99.1	Press Release dated October 2, 2015, issued by Banner Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANNER CORPORATION (Registrant)

Date: October 2, 2015	By: /s/ Lloyd W. Baker
Name: Lloyd W. Baker Title: Executive Vice President and Chief Financial Officer